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                                                                   EXHIBIT 10.38

NABI
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                                           5800 PARK OF COMMERCE BOULEVARD, N.W.
                                                            BOCA RATON, FL 33487

                        EFFECTIVE AS OF DECEMBER 11, 2000

Mr. Bruce K. Farley
2387 NW 49th Lane
Boca Raton, FL 33431

Dear Bruce:

         Reference is made to the letter agreement between you and the undersigned pursuant to which you will receive compensation and other benefits under certain circumstances in the event of a Change of Control as defined in such agreement (the "Change of Control Severance Agreement").

         This will confirm that in the event you are entitled to receive compensation and other benefits under the Change of Control Severance Agreement and are entitled as well to receive severance or other benefits under an employment contact or other agreement, you shall be paid under whichever agreement provides the greatest value to you (as conclusively determined by you) but not under both agreements.

                                 Very truly yours,

                                 NABI

                                 By /s/ THOMAS H. MCLAIN
                                    -----------------------------------
                                      Name:  Thomas H. McLain
                                      Title:  Sr. VP Corporate Services and CFO

Agreed:


/s/ BRUCE K. FARLEY
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Name:  Bruce K. Farley
Title:  Sr. VP Manufacturing Operations